Exhibit 10.1

AMENDED AND RESTATED FIFTH AMENDMENT
TO POST-PETITION CREDIT AGREEMENT

             This AMENDED AND RESTATED FIFTH AMENDMENT TO POST-PETITION CREDIT AGREEMENT, dated as of July 2, 2004 (this "Amendment"), is made among WESTPOINT STEVENS INC., a Delaware corporation and Chapter 11 debtor-in-possession ("WPS"), WESTPOINT STEVENS INC. I, a Delaware corporation and Chapter 11 debtor-in-possession ("WPSI"), J. P. STEVENS & CO., INC., a Delaware corporation and Chapter 11 debtor-in-possession ("JPS"), J. P. STEVENS ENTERPRISES, INC., a Delaware corporation and Chapter 11 debtor-in-possession ("JPSE"), and WESTPOINT STEVENS STORES INC., a Georgia corporation and Chapter 11 debtor-in-possession ("WPSS") (WPS, WPSI, JPS, JPSE and WPSS each is referred to hereinafter as a "Borrower" and collectively as the "Borrowers"), the financial institutions from time to time parties to the Credit Agreement (as hereinafter defined) (such financial institutions, together with their respective successors a nd assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), BANK OF AMERICA, N.A., in its capacity as administrative and collateral agent for the Lenders (together with its successors in such capacity, the "Administrative Agent"), and WACHOVIA BANK, NATIONAL ASSOCIATION, in its capacity as syndication agent for the Lenders (in such capacity, the "Syndication Agent" and collectively with Administrative Agent, the "Agents").

Recitals:

             Borrowers, Lenders and Agents are parties to a certain Post-Petition Credit Agreement dated as of June 2, 2003, as amended by a First Amendment to Post-Petition Credit Agreement dated as of June 26, 2003, a Second Amendment to Post-Petition Credit Agreement and First Amendment to Security Agreement dated as of September 25, 2003, a Third Amendment to Post-Petition Credit Agreement dated as of September 25, 2003, and a Fourth Amendment to Post-Petition Credit Agreement dated as of May 21, 2004 (as so amended, the "Credit Agreement"), pursuant to which Lenders have made certain revolving credit loans to and issued various letters of credit for Borrowers.

             Borrowers, Lenders and Agents executed and delivered a certain Fifth Amendment to Post-Petition Credit Agreement, dated as of July 2, 2004 (as used herein, the "Original Fifth Amendment").  A condition precedent to the effectiveness of the Original Fifth Amendment was that the Court (as defined in the Credit Agreement) enter an order approving the terms of the Original Fifth Amendment.  Prior to the Court's entry of such an order, certain Pre-Petition Lenders (as defined in the Credit Agreement) indicated their intention to object to the Court's entry of an order approving the terms of the Original Fifth Amendment.  Borrowers, Lenders and Agents have agreed to amend and restate the Original Fifth Amendment, as provided herein.

             NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree to amend and restate the Original Fifth Amendment so that, as so amended and restated, it shall read as follows:

             1.        Definitions.  All capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Credit Agreement.

             2.        Amendments to Credit Agreement.  The Credit Agreement is hereby amended as follows:

             (a)      By substituting the phrase "LC/BA Availability Amount" for the phrase "Letter of Credit Subfacility" wherever it appears in the Credit Agreement.

             (b)      By deleting Sections 7.23 and 7.24 in their entirety from the Credit Agreement and by substituting in lieu thereof the following new Sections 7.23 and 7.24:

                        7.23     EBITDA.  Beginning with the period ending in the Fiscal Month first shown below, the Borrowers and their Subsidiaries, on a consolidated basis, shall be required to have EBITDA for the period of four (4) consecutive Fiscal Quarters ending on the last day of the Fiscal Month specified below of not less than the amount set forth below opposite such Fiscal Month:

Fiscal Month	EBITDA
June, 2004	$95,000,000
September, 2004	$86,000,000
December, 2004	$80,000,000
March, 2005	$80,000,000

                        7.24     Minimum Availability.

                                    (a)     Except as otherwise provided in Section 7.24(b) hereof, the Borrowers and their Subsidiaries, on a consolidated basis, shall maintain Availability at all times of not less than $75,000,000; provided, however, if no Default or Event of Default exists, Borrowers shall be permitted to maintain Availability of less than $75,000,000, but not less than $60,000,000, for up to five (5) Business Days in any calendar month.

                                    (b)     If EBITDA of the Borrowers and their Subsidiaries, on a consolidated basis, for the period of twelve (12) consecutive Fiscal Months ending on the last day of a Fiscal Month specified below, is less than the amount set forth below opposite such Fiscal Month, then the Borrowers shall be required to have Availability at all times during the next Availability Test Period of at least the minimum Availability amount set forth below.  For the purposes of this Section 7.24, (i) "Availability Test Period" shall mean, for any Fiscal Month, a period that begins on the sooner to occur of the date that the consolidated monthly Financial Statements of the Borrowers and their consolidated Subsidiaries for such Fiscal Month are required to be d elivered pursuant to Section 5.2(b) hereof or the date such Financial Statements actually are delivered and ending on the sooner to occur of the date that the consolidated monthly Financial Statements for the Borrowers and their consolidated Subsidiaries for the next succeeding Fiscal Month are required to be delivered pursuant to Section 5.2(b) hereof or the date such Financial Statements actually are delivered; and (ii) the first Availability Test Period shall be for Fiscal Month June 2004.

Period (for the twelve (12) Consecutive Fiscal Months ending on the last day of Fiscal Month):	EBITDA (if EBITDA is less than):	Minimum Availability (then Availability at all times during the next Availability Test Period shall be at least):

June, 2004	$109,000,000	$75,000,000
July, 2004	$105,000,000	$75,000,000
August, 2004	$104,000,000	$75,000,000
September, 2004	$98,000,000	$80,000,000
October, 2004	$94,000,000	$80,000,000
November, 2004	$95,000,000	$80,000,000
December, 2004	$90,000,000	$90,000,000
January, 2005	$90,000,000	$90,000,000
Each Month thereafter	$90,000,000	$90,000,000

             (c)       By deleting from Annex A to the Credit Agreement the definition of "Next Availability Test Period" and by inserting the following new definition of "Availability Test Period" in appropriate alphabetical order:

                        "Availability Test Period" has the meaning specified in Section 7.24(b).

             3.        Ratification and Reaffirmation.  Borrowers hereby ratify and reaffirm the Obligations, each of the DIP Financing Documents and all of Borrowers' covenants, duties, indebtedness and liabilities under the DIP Financing Documents.

             4.        Representations and Warranties.  Borrowers represent and warrant to Agents and Lenders, to induce Agents and Lenders to enter into this Amendment, that the execution, delivery and performance of this Amendment have been duly authorized by all requisite corporate action on the part of Borrowers and this Amendment has been duly executed and delivered by Borrowers; all of the representations and warranties made by Borrowers in the Credit Agreement are true and correct on and as of the date hereof; and, as of the end of business on June 22, 2004, the principal balance of Revolving Loans was $140,137,488, the face amount of outstanding but undrawn Letters of Credit was $38,639,626, and the face amount of accepted Drafts was $740,613.

             5.        Amendment Fee; Expenses of Administrative Agent.  In consideration of the Agents' and the Lenders' willingness to enter into this Amendment and to modify the terms of the Credit Agreement as set forth herein, Borrowers jointly and severally agree to pay to the Administrative Agent, for the account of the Lenders, in accordance with their respective Pro Rata Shares, an amendment fee in the amount of $450,000 in immediately available funds on the date of entry by the Court of an order approving the terms of this Amendment, which fee is earned on the date hereof and is not subject to refund or rebate of any kind whatsoever.  Additionally, the Borrowers jointly and severally agree to pay, on demand, all costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution and effectiveness of this Amendment and any other documents or instruments executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the reasonable costs and fees of the Administrative Agent's legal counsel and any taxes or expenses associated with or incurred in connection with any instrument or agreement referred to herein or contemplated hereby.

             6.        Original Fifth Amendment; Effectiveness of this Amendment.

             (a)       Borrowers, Lenders and Agents agree that, notwithstanding the execution and delivery by the parties thereto, the Original Fifth Amendment never became effective as a result of the failure of the condition precedent that the Court enter an order approving the terms of the Original Fifth Amendment, and that this Amendment shall supersede in all respects the Original Fifth Amendment.

             (b)       This Amendment shall become effective upon (i) entry by the Court of an order approving the terms of this Amendment, (ii) Administrative Agent's receipt of the amendment fee described in Section 5 hereof, and (iii) Administrative Agent's receipt of the following documents in form and substance satisfactory to the Administrative Agent and the Majority Lenders:

                         (X)     at least 12 original counterparts of this Amendment, duly executed and delivered by the Borrowers, the Majority Lenders and the Administrative Agent; and

                         (Y)     a copy of each Borrower's resolutions, certified as true and complete by the corporate secretary or assistant secretary of such Borrower, which resolutions shall authorize such Borrower's execution, delivery and performance of its obligations under this Amendment and each amendment to the Credit Agreement heretofore executed and delivered by the Borrowers.

             7.        Governing Law.  This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York.

             8.        No Novation, etc.  Except as otherwise expressly provided in this Amendment, nothing herein shall be deemed to amend or modify any provision of the Credit Agreement or any of the other DIP Financing Documents, each of which shall remain in full force and effect.  This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction.

             9.        Counterparts; Telecopied Signatures.  This Amendment may be executed in any number of counterparts and by different parties to this Amendment on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement.  Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

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             IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

BORROWERS: WESTPOINT STEVENS INC., a Delaware corporation By: /s/ Thomas M. Lane_________________ Name: Thomas M. Lane Title: Senior Vice President and Treasurer

WESTPOINT STEVENS INC. I, a Delaware corporation By: /s/ Thomas M. Lane________________ Name: Thomas M. Lane Title: Vice President and Treasurer

J.P. STEVENS & CO., INC., a Delaware corporation By: /s/ Thomas M. Lane_________________ Name: Thomas M. Lane Title: Vice President and Treasurer

J.P. STEVENS ENTERPRISES, INC., a Delaware corporation By: /s/ Thomas M. Lane__________________ Name: Thomas M. Lane Title: Vice President and Treasurer

WESTPOINT STEVENS STORES INC., a Georgia corporation By: /s/ Thomas M. Lane _________________ Name: Thomas M. Lane Title: Vice President and Treasurer

AGENTS: BANK OF AMERICA, N.A., as Administrative Agent By: /s/ Sherry Lail_______________________ Name: Sherry Lail Title: Senior Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION, as Syndication Agent By: /s/ Katherine A. Harkness______________ Name: Katherine A. Harkness Title: Director

LENDERS: BANK OF AMERICA, N.A. By: /s/ Sherry Lail _______________________ Name: Sherry Lail Title: Senior Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION By: /s/ Katherine A. Harkness______________ Name: Katherine A. Harkness Title: Director

WEBSTER BUSINESS CREDIT CORPORATION (f/k/a Whitehall Business Credit Corporation) By: /s/ Alan F. McKay ___________________ Name: Alan F. McKay Title: Vice President

PNC BANK, NATIONAL ASSOCIATION By: /s/ Scott Goldstein____________________ Name: Scott Goldstein Title: Vice President

LOAN FUNDING IV LLC (Bristol Bay)
By:  Highland Capital Management, L.P.
As Portfolio Manager

By:  /s/ Todd Travers____________________
       Name:  Todd Travers
       Title:  Senior Portfolio Manager
              Highland Capital Management, L.P.

WELLS FARGO FOOTHILL, LLC By: /s/ Brad Engel_______________________ Name: Brad Engel Title: Assistant Vice President

THE CIT GROUP/COMMERCIAL SERVICES, INC. By: /s/ William H. Skidmore_______________ Name: William H. Skidmore Title: Vice President

GENERAL ELECTRIC CAPITAL CORPORATION By: /s/ W. Jerome McDermott______________ Name: Jerome McDermott Title: Duly Authorized Signatory

AMSOUTH BANK By: /s/ Frank D. Marsicano________________ Name: Frank D. Marsicano Title: Attorney in Fact

FLEET CAPITAL CORPORATION By: /s/ Sherry Lail _______________________ Name: Sherry Lail Title: Senior Vice President